                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 24, 2005
                             ----------------------
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-15190                   13-3159796
         --------                     -------                   ----------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
      incorporation)                File Number)            Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                               -------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
                                 ---------------
              (Registrant's telephone number, including area code)

                                       N/A
                                     -------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On January 24, 2005, Edwin A. Gee, Ph.D. notified OSI Pharmaceuticals, Inc. (the "Company") of his decision not to stand for re-election to the Board of Directors of the Company at the Company's 2005 Annual Meeting of Stockholders. Following his retirement from the Board of Directors, Dr. Gee will continue his present consulting relationship with the Company as described in the Consulting Agreement attached as Exhibit 10.1 and incorporated by reference.


ITEM 9.01  EXHIBITS

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
   10.1           Consulting Agreement between OSI Pharmaceuticals, Inc. and
                  Edwin A. Gee, Ph.D.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 27, 2005                  OSI PHARMACEUTICALS, INC.


                                        By: /s/ Robert L. Van Nostrand
                                            ------------------------------------
                                            Robert L. Van Nostrand
                                            Vice President and Chief Financial
                                            Officer (Principal Financial
                                            Officer)

                                  EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION
-----------                               -----------
   10.1           Consulting Agreement between OSI Pharmaceuticals, Inc. and
                  Edwin A. Gee, Ph.D.


                                       4